                                                                  EXHIBIT 10.9



[IN CIRCLE LETTER L ]

(For new Premises)
(Regular quarterly payment)
(Version 7.97)

                           UNPROTECTED LEASE AGREEMENT

TABLE OF CONTENTS

1.  INTRODUCTION                                      20. CANCELING THE LEASE
                                                          AND THE AGREEMENT

2.  DEFINITIONS                                       21. VACATING THE PREMISES

3.  NON APPLICABILITY OF PROTECTED TENANT LAW         22. GUARANTEES

4.  THE LEASE                                         23. CUSTOMARY OWNERSHIP

5.  COMPLIANCE OF  THE PREMISES                       24. LIABILITIES TO BANK

6.  TRANSFER DATE AND COMPLETION OF CONSTRUCTION      25. MISCELLANEOUS

7.  PARKING

8.  THE PURPOSE OF THE LEASE

9.  THE PERIOD OF THE LEASE

10. LEASE PAYMENTS

11. PAYMENT OF LEASE FEES

12. OTHER PAYMENTS

13. VALUE ADDED TAX

14. ALTERATIONS TO THE PREMISES AFTER TRANSFER DATE

15. THE USE OF THE PREMISES

16. MAINTENANCE AND REPAIRS

17. INSURANCE AND LIABILITY

18. TRANSFER AND ASSIGNMENT OF RIGHTS

19. FUNDAMENTAL PROVISIONS AND PRE-APPROVED COMPENSATION


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For new Premises)
(Regular quarterly payment)
(Version 7.97)
                              UNPROTECTED LEASE AGREEMENT


          Drawn up and signed in______ , on the 11th day of March, 1998


                                 BY AND BETWEEN

                           KAPS-PHARMA LTD.
                           8 HANECHOSHET ST., TEL AVIV
                           (HEREINAFTER, "THE LESSOR")

                                                 PARTY OF THE FIRST PART

                                       AND


                           JOLT LTD.
                           PRIVATE COMPANY:  511573594
                           FROM:  19 YAD HARUTZIM, JERUSALEM
                           (HEREINAFTER, "THE LESSEE")

                                                  PARTY OF THE SECOND PART

Whereas The Lessor declares that it is entitled to be listed as the legitimate owner of the leasing rights for the land known as block 30243, section 62, lot 5 in accordance with Jerusalem Municipal Building Plan 2787 constituting a lot of some 7,863 sq. m. located in the Har Hahotzvim Industrial Zone in Jerusalem (Hereinafter, "the Lot"), upon which is "the Building" as defined below;

Whereas The Lessee wishes to lease from the Lessor and the Lessor declares its desire to lease the areas of the Building defined herein under, described and designated as "the Premises," and pursuant and subject to the terms of this Agreement;

THEREFORE, IT IS DECLARED, STIPULATED AND AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.       The Introduction to this Agreement constitutes an integral part hereof.

2.       DEFINITIONS

[Page 2 continued]

         In this Agreement, the terms specified below shall have the meaning set forth beside them.

         "The Agreement":         This Agreement in its entirety including all
                                  appendices.

         "The Building":          The Building with 9 floors for light industry
                                  and for offices and 2 underground parking on the Lot.

         "The Premises"           The office and warehouse space of 562 sq. m.
                                  and warehouses in a space of 52 m2 on floor
                                  11.20 of the Building, as delineated
                                  and indicated in red on the plan attached as Appendix A to this Agreement and parking space as detailed in paragraph 7 herein under.


[illegible signature]
Kaps-Pharma Ltd.

[Page 3]

         "The  Project Manager"   Ehud Tayar or anyone authorized by him in
                                  writing.

         "Index" The Consumer Price Index (including fruit and vegetables) published by the Central Bureau of Statistics.

         "Base Index"             The index in effect on the ninetieth
                                  (90) day after the date this Agreement is signed, i.e. 155.3 points.

         "Interest on Arrears"    The total interest on arrears at the highest
                                  acceptable rate prevailing in the period of arrears in question at the Israel Discount
                                  Bank Ltd. for unauthorized overdrafts in debitory accounts. Written confirmation by a branch manager of the Bank regarding the interest rate as above shall serve as absolute evidence for the interest rate.

3.       NON-APPLICABILITY OF THE TENANTS PROTECTION LAW

         A. It is hereby declared that the Premises are located in a building, the construction of which was completed after August 20, 1968, and that this lease is instituted upon the express condition that the Tenants Protection Law (Combined Version) 5732 - 1972 and other tenant protection legislation according to their regulations and stipulations ( hereinafter:
                  "Tenants Protection Law"), and any other law that shall grant the Lessee the status of protected Tenant shall not apply to this lease.

         B. The Lessee hereby declares that it neither paid, nor shall pay the Lessor "key money" or any other such consideration for the lease which is not a rental payment, and that the Lessee and any proxy acting on its behalf shall not be a protected tenant in the Premises according to the law.

         C. The Lessee hereby declares that any investment it makes in the Premises, including equipment and installations, shall be made for its needs only, and it shall be precluded from claiming that these investments represent "key money" or payment in accordance with Section 82 of the Tenants Protection Law (Combined Version) 5732 - 1972, or any payment granting the Lessee any right to the Premises, and shall be precluded from requesting any total or partial participation or refund by the Lessor for the aforementioned investments.

         D. The Lessee is aware that the Premises are leased to the Lessee inter alia based on its declarations as above, and it shall be precluded from raising

[continued - p. 3]

                  any demands or claims with respect to its being a protected tenant or that it has any rights in the Premises other than those specifically conferred by this Agreement.

         E. The provisions of sub-clauses A - D above are principal and fundamental provisions of this Agreement.

4.       THE LEASE

         A. Under a lease that is not protected by the Tenants Protection Law the Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, the Premises solely for the purpose of the Lease for the period and under the terms stipulated herein.

         B. The Tenant hereby declares that it has seen the Premises and/or the plans and/or the specifications and/or the diagrams of the Premises, that it examined its legal status, found it commensurate with the declarations of the Lessor as to its needs, and that it hereby waives any claim related to the suitability of the Premises to its needs and/or to the declarations of the Lessor and/or the quality of the Premises and/or any other claim.

         C. The rental is conditional upon the Lessee maintaining an approved enterprise in the Premises as defined in the Capital Investment Act. In any case where the Lessee shall cease to maintain an approved enterprise as stated, such action shall constitute a fundamental breach of this Agreement.




[illegible signature]
Kaps-Pharma Ltd.

[Page 4]

         D. The provisions of sub-clauses A - C above are principal and fundamental provisions of this Agreement.

5.       COMPLIANCE OF THE PREMISES

         The Lessee shall take possession of the Premises as follows: Storage space - as is without any alterations. Office space, commensurate with the plans, drawing and the technical specifications attached to this Agreement as APPENDIX B and APPENDIX B-1, which were prepared by the architect on behalf of the Lessor, and the public areas in the building complying with the technical specifications attached to this Agreement as APPENDIX C, including alteration work on the Premises to meet the needs of the Lessee (hereinafter: "Adjustment Work"), as specified in the above appendices.

6.       DATE OF TRANSFER AND COMPLETION OF CONSTRUCTION

         A. After the Lessee has transferred to the Lessor the lease payments as detailed in Clause 11 C hereinafter and the guarantees pursuant to Clause 22, the Lessor shall complete the Premises and transfer possession to the Lessee by [handwritten:] 8/16/98 that it determines 30 days after the date this Agreement is signed. (hereinafter, "the Transfer Date).

                  "Completion" means the ability to use and benefit from the Premises in reasonable fashion and subject to the provisions of this Clause below.

         B. Without derogating from the aforementioned, a delay of up to 21 days in the Transfer Date shall not be considered a breach of the Agreement, and shall not entitle the Lessee to any relief. The lease termination date shall be postponed in accordance with the delay in transfer.

         C. Without derogating from the aforementioned Clause B, it is hereby agreed that the Transfer Date shall be delayed in the event of an Act of God, including, but not be limited to, strikes or boycotts in the construction industry that shall affect the pace of construction of the Building, states of war or mobilization of reserves, unexpected shortages of materials or labor, non-provision of electricity and/or non-connection of the Premises to the electrical grid, provided the liability thereof is not exclusively that of the Lessor, or any other reason or cause which is beyond the control or reasonable anticipation of the Lessor. According to its exclusive discretion the Project Manager shall determine the time period the event or Act of God is in effect, and the Transfer Date shall be delayed accordingly. Such a delay shall not be considered a breach of the


[illegible signature]

Kaps - Pharma Ltd.

Kaps-Pharma Ltd.

[Page 4 continued]

                  Agreement and shall not entitle the Lessee to any relief. The termination of the Lease Date shall be postponed in accordance with the transfer delay.

         D. The Transfer Date or the Delayed Transfer Date pursuant to Clauses B or C above shall hereinafter be called the "Transfer Date."

         E. The Lessee shall take possession of the Premises on the Transfer Date and the Lessor shall deliver the Premises with the participation of a representative of the Lessee, if present, after receiving advance notice. They shall prepare Minutes recording the comments of the Lessee's representative, if any. The Lessor shall repair anything requiring repair in accordance with the stipulations of the Project Manager within 45 days of the Transfer Date.

         F. To remove any ambiguity, it is hereby stated that the Lessor shall have the right, even after completion of the building, to perform construction and other work in areas of the building which do not constitute the Premises, including, but not limited to, development work provided that such work shall not derogate from the reasonable use of the Premises by the Lessee.

                  Furthermore, the addition of stories and/or partial stories, and/or expansion of the usable areas of the building, and/or alteration of the permitted intention of certain areas in the building shall not be considered a violation of the aforementioned obligations of the Lessor as long as this does not derogate from the reasonable use of the Premises or of its rights by the Lessee pursuant to this Agreement.

[illegible signature]
Kaps-Pharma Ltd.

[Page 5]

                  The Lessor shall have the right to make alterations in the building plans and/or in the Premises if required to do so by any competent authority, and as long as such alterations shall not detract from the reasonable use of the Premises by the Lessee.

         G. The Project Manager shall determine, at its discretion, as expert and not as arbitrator, whether the Premises are ready for transfer in accordance with the aforementioned terms, whether it is built pursuant to the specifications, whether deviations from or alterations in the specifications constitute significant or minor deviations and/or whether they and/or the works and/or alterations and/or additions as stated above constitute an impediment to the Lessee's reasonable use of the Premises.

         H. The provisions of sub-clauses A - G above are principal and fundamental provisions of this Agreement.

7.       PARKING

         The building parking plan is attached to this Agreement as APPENDIX D (hereinafter: "Parking Plan"). Five parking spaces marked on the Parking Plan in red shall be at the Lessee's disposal throughout the lease period, for the sole use of the Lessee.

         In consideration of the use of the parking spaces, the Lessee shall pay the Lessor the lease payments as detailed in Clause 10 below.

         In any case where the lease is terminated or cancelled, according to the circumstances, the right to use the parking spaces as stated above shall be automatically cancelled. The provisions of this Agreement regarding the Premises shall also apply to the parking spaces.




[illegible signature]
Kaps-Pharma Ltd.

         [Page 5 continued]

8.       THE PURPOSE OF THE LEASE

         A. Without derogating from the foregoing, the purpose of the Lease is the management of a business for the [handwritten: development, production, and sale of wireless electronic communications products], and on condition that no disturbance is caused to the other tenants of the building and that the usage shall not deviate from the building's building permit.

                  The Lessee shall be responsible for acquiring all necessary licenses for managing its businesses on the Premises, if necessary. Failure to acquire them shall not be a pretext for shortening the Lease or delaying or reducing leasing fees, even if the business shall close as a result of losing its license.

         B. Notwithstanding the aforesaid in sub-Clause A above, if the Lessee does not obtain a license to conduct its business in the building due to the building not being constructed in accordance with the building permit, or due to the fact that the building's designation, according to the building permit and/or city building plans, does not allow the Premises to be used for the purposes set forth in this Agreement, then the Lessor shall have the right and the choice either to arrange a building permit that is commensurate with the purposes for managing the Premises as set forth in this Agreement at the Lessee's expense, or to complete the building as required by the permit, as the case may be , or to cancel this Agreement, all at the Lessee's choice, within 120 days of the Lessee's written demand.

                  In any case mentioned in the foregoing sub-Clause, the Lessee shall have no claim of any kind on any grounds against the Lessor, and by signing this Agreement it hereby waives such right in advance including but not limited to the Lessee's investment in the Premises.

                  None of the aforementioned shall be considered as the Lessor's permission for the Lessee to use the Premises and/or to manage a business in the Premises without a permit and/or in deviation therefrom.




[illegible signature]
Kaps-Pharma Ltd.

[Page 6]

         C. To avoid any ambiguity, and without derogating from the foregoing, the parties hereby agree that liability for conducting the Lessee's business without the necessary legal permits shall apply solely to the Lessee, and it agrees to indemnify the Lessor for any claim and/or charge imposed on him for conducting a business without a legal permit and/or not acquiring the legal permits immediately upon first request of the Lessor.

         D. The provisions of sub-clauses A - C above are principal and fundamental provisions of this Agreement.

9.       THE TERM OF THE LEASE

         A. Subject to the fulfillment by the Lessee of all its obligations pursuant to this Agreement, the Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, the Premises under an unprotected Lease for a period of sixty (60) months (hereinafter, "the Basic Lease Period") from the beginning of the transfer.

         B. Subject to the fulfillment by the Lessee of all its obligations pursuant to this Agreement, the approval of the Parties, and provision of notification as set forth below, the Lessee shall have the option of extending the Lease Period for two additional consecutive Lease Periods of 24 months each.

                  Each 24-month period as stated above shall be hereinafter called "the Extended Period."

                  The Lessee's notice to the Lessor regarding the Lessee's exercise of the option for the Extended Period shall be made in writing and be delivered to the Lessor at least 4 months prior to the end of the Basic Lease Period or the previous Extended Period, as the case may be. The Lessee shall attach to the above letter guaranties as specified in Clause 22 below.

                  Lease payments during the Extended Period shall be updated per Clause 10 C below.

                  Subject to the above, all the terms of the Lease set forth in this Agreement shall also apply to the Lessee for the Extended Period.

                  In order to avoid ambiguity, it is hereby stated that in any case, the Basic Lease Period and the Extended Terms together shall not exceed 9 years and 11 months altogether.

                  In this Agreement, the Basic Lease Period as well as the Extended Periods shall be called, for the sake of brevity, "the Lease Period."

[Page 6 continued]

         C. The provisions of sub-clauses A - B above are principal and fundamental provisions of this Agreement.

10.      LEASE PAYMENTS

         A. For the office space - $9 per square meter, as specified in Clause 2 below, totaling $5,058.

                  For the storage space - $7 per square meter, as specified in Clause 2 below, totaling $364

                  For the parking - 2 parking spaces for $80 per space and 3 parking spaces at no charge, totaling $160.

                  Total lease payments - 5,602 [crossed out by hand] $5582 [(added by hand] per month (hereinafter: "the Basic Lease Fees").

[illegible signature]
Kaps-Pharma Ltd.

[Page 7]

         B. In addition to and together with the Basic Lease Fees as detailed in paragraph A above, the Lessee shall pay the Lessor, during the Basic Lease Period, additional payments as reimbursement for the adjustment works in the office space of the Premises (as specified in Clause 5 above), at $4.20 per square meter, totaling $2,360.40 per month (hereinafter:
                  "Premises Adjustment Fee").

         C. At the beginning of each Extended Lease Period, the Lease Fees shall be increased by 10% relative to the Lease Fees at the termination of the previous term (hereinafter: "the Adjusted Lease Fee"). The Basic Lease Fees and the Adjusted Lease Fees shall be called hereinafter, for the sake of brevity, "Lease Fees."

         D. The Lease Fees and all other payments denominated in dollars in this Agreement shall be converted and paid in New Shekels at the representative exchange rate on the date of actual payment.

         E. The provisions of sub-clauses A - D above are principal and fundamental provisions of this Agreement.

11.      PAYMENT OF LEASE FEES

         A. As stated in Clause 10 above, the Lessee shall prepay the Lessor the Lease Fees and, during the Basic Lease Period, the Premises Adjustment Fees for every 3 months of the Lease on the first day of each 3-month period as stipulated herein.

         B. All the payments by the Lessee pursuant to this Agreement shall be paid by the Lessee on the date set forth in paragraph A above as the date of payment by 11:00 in the morning, by means of a deposit to the account of the Lessor, account number 344966 at the Israel Discount Bank Ltd., Ramat Hasharon Branch (hereinafter: "the Bank"). If the date for payment falls on a non-business day, the payment shall be effected on the next business day thereafter (the provisions of this sub-Clause are secured and cannot be altered without the advance written notice of the Bank).

         C. On the date this Agreement is signed and prior to the beginning of each Extended Period, as the case may be, and on the date determined by the Lessor, the Lessee shall pay the Lessor the Lease Fees for the first and last quarters of the Lease Period.

                  Payment of the Lease Fees for the last quarter of the Lease Period shall serve the Lessor as specified in Clause 22 C below.

         D. Payment by check, authorization of bank transfer and/or any other method of payment shall not be considered payment. Only after a check has cleared and/or the payment is actually transferred into the account of the Lessor by the Bank, shall the payment be considered paid.

[Page 7 continued]



         E. The Lessee shall pay the Lessor the Lease Fees and all other amounts payable by the Lessee under this Agreement for each Lease Period, even due to some reason for which the Lessor is not liable, the Lessee shall use only a portion of the Premises and/or only for a portion of the time, whether voluntarily or involuntarily. Nevertheless, the Lessee has an escape clause from this Agreement whereby the Lessee may vacate the Premises on [handwritten: August 14, 2001] (i.e. at the beginning of the fourth year of the Lease) provided that written notice is furnished four months in advance, and the Lessee shall pay the Lessor, unconditionally, pre-determined and pre-agreed compensation of $ 60,000 (sixty thousand US Dollars). The Lessee shall be exempt from paying the above compensation if and only if the Lessee brings a substitute Lessee who will undertake all the Lessee's obligations pursuant to this Agreement, and who will be approved by the Lessor in advance and in writing, at the Lessor's exclusive discretion.

         F. Provisions A - E are principal and fundamental provisions of this Agreement.

[illegible signature]
Kaps-Pharma Ltd.

[Page 8]

         G. The Lessee hereby waives all present and/or future claim and cause for writing off any amount, whether fixed or outside the Lease payments and/or administrative fees and/or any other payment payable to the Lessor pursuant to this Agreement.

12.      OTHER PAYMENTS

         A. In addition to all the other payments set forth in this Agreement, the following amounts shall be payable by the
                  Lessee:

                  (1) All taxes, fees, and levies, municipal and governmental, of any type payable now or in the future by the possessor of the Premises, and/or charged due to the actual use of the Premises, including but not limited to general municipal tax, garbage removal, and other municipal taxes, and/or related to the business to be conducted by the Lessee on the Premises and/or the purpose of the Lease, including business tax, sign tax, fees and licenses for the business and the management thereof.

                  (2) All fees and payments related to electricity consumption on the Premises.

                           The Lessee shall pay amounts to the Lessor for electricity consumption on the Premises as determined by the internal consumption meters to be installed for the Premises as well as the relative share of public electricity consumption.

                           In addition, the Lessee shall pay the Lessor for electricity consumption for air conditioning in the Premises based on the electricity consumption of the air conditioning unit in the building, the Lessee's share being calculated based on the size of the Premises relative to the overall leased areas in the building. For the removal of doubt, the expenses for electricity for air conditioning are in addition to the Lease Fees and the Maintenance Fees pursuant to this Agreement.

                           If the Lessee does not pay the aforementioned electricity expense within 7 days from the date the Lessor's invoice therefor was delivered to the Lessee, subject to a 72 hour prior warning, the Lessor has the right to disconnect the supply of electricity and/or air conditioning to the Premises, and the contents of this paragraph represent a warning and ongoing advance notice to the Lessee of the aforementioned cut off in the event of failure to pay on time with no need for additional warnings or notices prior to any such disconnection.

[Page 8 continued]

                           The Lessor shall be neither responsible nor liable for any direct, consequential and/or indirect damage that may be caused to the Lessee or any person, organization or corporation as a result of the disconnection of electricity and/or air conditioning to the Premises by the Lessor due to non-payment by the due date.

                  (3) An appropriate relative share of the expenses and insurance premiums paid by the Lessor for building insurance and all systems thereof, with respect to loss or damage due to fire, explosion, earthquake, storm and tempest, flood, water damage, strikes, riots and wanton damage, as well as for any additional risk which may be required in the Lessor's opinion. This insurance shall not cover the contents of the Premises nor any repairs, alterations and additions thereto which were done by and/or for the Lessee.

                           The aforementioned insurance shall include a Clause regarding waiver of the right to subrogation vis-a-vis other tenants in the building with respect to damage caused by them unintentionally.

                           It is hereby explicitly agreed that the insurance taken out pursuant to this Clause above shall not derogate from the Lessee's liability whether pursuant to this Agreement or under any law, nor shall it impose any liability on the Lessor regarding any loss and/or damage to the building.

                           The aforesaid insurance expenses shall be included in and be a part of the Maintenance Fees.

[Page 9]

                  (4) Maintenance services at the rate stated in Clause 16 below.

                  (5) The provisions of sub-clauses A - D above are principal and fundamental provisions of this Agreement.

         B. In the event that any of the amounts required to be paid by the Lessee to the Lessor pursuant to the foregoing sub-Clause (1) is based on a bill pertaining to the entire building, the Lessee shall pay the Lessor an appropriate percentage of the entire bill as long as for the purpose of calculating the percentage of the Lessee in the said payments, then the ratio between the Premises and the rest of the space intended to be leased in the building shall be taken into consideration.

         C.       The Lessor shall be liable for property tax.

         D. The Lessee promises to be personally responsible for the cleanliness of the Premises, and at the expense of the Lessee.

         E. The terms of the foregoing sub-Clauses (1) - (4) are part of the principles and bases of this Agreement.

13.      VALUE ADDED TAX

         A. The Lessee promises to pay the Lessor VAT in addition to, and together with, the Lease Fees, including linkage adjustments and/or interest on arrears, as well as any other payment which the Lessee is required to pay the Lessor pursuant to this Agreement, and/or which the Lessor paid instead of the Lessee and which Lessee must refund to the Lessor. This must be done against a tax receipt as required by law.

                  The provisions of this Clause shall also be in effect in the event any other tax is imposed and added to, or replaces VAT under conditions whereby the law applies it to Lease Fees or imposes or permits the transfer of the debit to the Lessee. VAT shall be treated as Lease Fees in all respects.

         B. Subject to the provisions of sub-Clause 13 (A) above, payments of VAT shall be effected by means of checks postdated to the 15th of the month following a payment month (check postdated for 45 days), or whatever other day of the month stipulated by the VAT authorities from time to time. For the removal of doubt, the aforementioned checks shall be delivered to the Lessor together with (on the same day as) the Lease Fees (on the first day of the month at the beginning of each quarter)

14.      ALTERATIONS TO THE PREMISES AFTER TRANSFER DATE

[Page 9 continued]



         A. In addition to the provisions of Clause 5 above, and after Transfer Date, at its own expense and liability, and after obtaining the consent of the Lessor, the Lessee shall have the right to carry out works and alterations in the Premises only (not including public areas, which include restrooms, kitchenettes, and entries) that are required by the Lessee in order to construct and/or move permanent or portable internal walls, to install telephone, air conditioning, electricity and/or communication systems; to connect and install its machines, computers and equipment; and to undertake any other or additional work or changes that the Lessee shall consider necessary for conducting its business on the Premises, excluding alterations likely to damage the building construction, walls, water and electricity systems and/or alterations which might affect the exterior or interior building facade, or the reasonable use thereof by the other users of units in the building, per the following conditions:



                  (1) The Lessee shall submit construction plans for the above for the prior, written approval of the Lessor.

[Page 10]

                  (2) The Lessor shall have the right to require changes in the specifications and the details of the work, and the Lessee promises to alter them as required by the Lessor, and to begin the work only after the Lessor has given written approval.

                  (3) The approval of the Lessor for such work is conditional upon, in addition to the foregoing, delivery by the Lessee to the Lessor of copies of insurance policies as provided in Clause 17 below.

                  (4) All work shall be carried out by skilled professionals at a standard accepted for similar Hi Tech buildings in the area of the Premises, pursuant to Israeli regulations, and subject to the guidelines issued by the project manager.

                  (5) The Lessee shall carry out the work on the Premises in a manner and form that will not interfere with operations in any area of the building and/or other lessees, and the Lessee hereby agrees to strictly carry out all the stipulations of the Lessor, and to take all precautions to prevent the aforementioned disturbances.

                  (6) The Lessee shall be liable for any damage caused during and following work on the Premises, to any person and property, including the building and/or to the Premises and/or to other lessees and/or to other leased premises and/or to the Lessor or its representatives, whether the work was carried out by the Lessee or by someone else acting on its behalf.

                  (7) The Lessee agrees and affirms that any sum that it spends in carrying out alterations in order to adapt the Premises for its needs, as stated above, shall not grant the Lessee vis-a-vis the Lessor any right to a refund or payment for the sums and/or changes it made as stated above - neither during the Lease Period, while vacating the Premises or thereafter.

                  (8) The Lessee shall acquire and pay for all the necessary licenses, certificates, and permits for carrying out the alterations from the competent institutions and authorities, should such be required.

         B. The provisions of sub-clause A above are principal and fundamental provisions of this Agreement.

[Page 10 continued]

15.      THE USE OF THE PREMISES

         Without derogating from the validity of the other terms of the Agreement, the Lessee promises as follows:

         A. To manage the work only within the boundaries of the Premises, and to use the Premises only for the purpose set forth in the Lease and for no other purpose.

         B. To maintain the cleanliness of the Premises and its surroundings, and not to place and/or keep any equipment, inventory or any movable property and/or any other objects in the yard and/or on the balconies of the Premises and/or the building and/or any other area outside of the Premises, and not to use any area of the building, except for the Premises, for any purpose whatsoever, except for use for the purpose of access to the Premises.

                  It is hereby clarified that the Lessee has no right to install in the Premises dining rooms, kitchens, kitchenettes and the like without obtaining prior written approval from the Lessor. If such approval is obtained, it shall have the right to act only in accordance with the terms, if any, set forth in the said approval.

                  If, in spite of the contents of this Clause, any of the Lessee's movable property is found on the balconies and/or outside of the Premises and if the Lessee does not remove it at first request of the Lessor, the Lessor shall have the right, though not the obligation,

[Page 11]

                  to remove these objects from the building and/or the area, at the Lessee's expense, and shall not be liable for the integrity of such objects.

                  The failure of the Lessor to exercise the aforementioned right shall not constitute its consent to keeping the aforementioned movable property on the balconies and/or outside the Premises, nor shall this confer on the Lessee any right to continue to keep objects there, nor shall this prevent the Lessor from taking any action to which it is entitled under law and/or this Agreement.

         C. To refrain from creating any disturbance, nuisance or discomfort to people in or visiting the area around the Premises, including the neighbors and/or environs.

                  The Lessee hereby promises not to introduce waste that does not comply with the directives of the Ministry of Health, nor to allow such waste to flow into the sewage system.

                  The Lessor shall have the right to charge the Lessee special fees to cover the additional expense of removing garbage from the building in which the Premises is located, if, in the opinion of the Lessor, the amount of garbage and/or refuse produced by the Lessee on a current basis is excessive,

         D. To fulfill all laws, regulations and by-laws in force, and/or that shall be imposed upon the Premises during the Lease Period regarding the use thereof and the business, work and activities carried out therein by the Lessee, and to be held liable by government and municipal institutions for the payment of any fines due to non-fulfillment of the stipulations of this Clause.

         E. To access the Premises only via the access ways marked on the approved plan and those that will exist in the future, to park cars and other vehicles in spaces designated for same, and not to use any motor or other vehicle likely to damage the access or the parking areas, and to comply with the stipulations issued by the Lessor from time to time relating to the access and parking arrangements within the boundaries of the lot.

         F. To pay any specific amounts that the Lessee owes the Lessor and/or the appropriate authorities on the due dates for such payments.

         G. To allow the Lessor and/or the representative of the Lessor to visit the Premises at any reasonable time and to check its condition and use made thereof in order to maintain the performance of the provisions of this

[Page 11 continued]

                  Agreement, and/or to take the action and exercise the means set forth in this Agreement or in any law requiring entry into the Premises, including:

                  (1) To make any repairs within the Premises, necessary for the building or any portion thereof.

                  (2) To carry out any construction and/or demolition work which the Lessor has the right to do pursuant to this Agreement.

                  (3) To show the Premises to potential buyers and/or lessees.

         H. To fulfill the stipulations of the Lessor and of the competent authorities in regards to fire fighting and prevention procedures, civil defense, safety and security, and to purchase at its own expense per the instructions of the aforementioned authorities, all the necessary prevention and safety equipment for the application and execution of the aforementioned stipulations, and to connect it to the panel on that floor of the building.

         I. At the request of the Lessor, and at the Lessee's expense, to demolish and/or to change any addition or alteration made by the Lessee to the Premises and/or the building not constructed in compliance with the terms of this Agreement, and to restore the Premises and the building to its original state.

[Page 12]

         J. The Lessee hereby promises not to hang or install any signs and/or other means of advertising in the area and/or in any portion of the building. The signs and the placement, type, size and shape thereof shall be determined by the Lessor, at the sole discretion of the Lessor, and shall be installed by the Lessor at the Lessee's expense.

         K. In order to remove all ambiguity, it is hereby explicitly clarified that the Lessee shall have no right to install air conditioners in the walls and/or windows of the Premises.

         L. The provisions of sub-clauses A - K above are principal and fundamental provisions of this Agreement.

16.      MAINTENANCE AND REPAIRS

         A. The Lessee promises to use the Premises in a cautious and reasonable manner, and to pay close attention throughout the entire Lease Period that the Premises and all of the installations related thereto are in working condition, operational, clean and orderly.

         B. In exchange for payment of the sums set forth in Clause D below, the Lessor hereby promises to supply the maintenance services listed in Clause C below, as per the terms set forth therein.

         C. Maintenance Services to be provided by the Lessor shall be of the type, scope and per the conditions set forth below:

                  (1) Structural maintenance, maintenance of mechanical systems, public plumbing, public sewage, public electricity, elevator maintenance, landscaping, sign maintenance, and cleanliness of public areas.

                  (2) Air conditioning services, including central air conditioning services, excluding servicing and maintenance of air conditioning equipment in the Premises during normal working days and hours. Heating shall be installed in the end units.

                           The Lessor shall also provide air conditioning services during the winter to the Lessee, in the scope and under the conditions that the parties shall agree upon.

                           In order to remove any ambiguity, it is hereby explicitly clarified that subject to the obligations of the Lessor to perform repairs on any malfunctions in the air conditioning system, if any, the provisions of this Agreement do not make him liable regarding

[Page 12 continued]

                           potential disruptions in the air conditioning system, whether as a result of breakdown or due to maintenance work or for any other reason, without exception. The Lessee shall have no right to demand and/or receive from the Lessor any compensation, and/or damages and/or payment for any reason whatsoever.

                           The Lessee shall have no right to touch the air conditioning units on the Premises, and/or service, and/or maintain, and/or repair them, and/or perform maintenance and/or any operation on them and/or to allow others (even air conditioning professionals or specialists) to do any of the above to the units. Should the Lessee violate the terms of this paragraph and, as a result, should any damage be caused to the air conditioning units, the Lessee shall bear the full cost of the repair of the damage, plus interest on arrears. In order to remove any ambiguity, the Lessee shall be liable for all servicing and maintenance costs of the air conditioning units in the Premises.

                  (3) Preserving the environment - in a scope to be determined from time to time by the Lessor, at the exclusive and sole discretion of the Lessor.

                  (hereinafter, "Maintenance Services").

         D. In exchange for the Maintenance Services, the Lessee shall pay the Lessor, in addition to the Lease Fees stipulated in Clause 10 above and the Lease fees stipulated in Clause 12 above, the sum of $2.50 per month per square meter of the Premises, i.e. $1,535 per month for the entire Premises (hereinafter, "Maintenance Fees").

[Page 13]

                  The Maintenance Fees shall be converted into Shekels on the date this Agreement is signed, shall constitute the basis for payment of Maintenance Fee ("the Principal"), and shall be paid to the Lessor plus linkage adjustments in the consumer price index to be added to the Principal. The linkage adjustments shall be calculated based on the increase in the new index published at the time of actual payment, compared with the basic index.

                  The Lessee shall pay the Lessor the Maintenance Fees in advance for each 3 months of the Lease Period, as specified in Clause 11 above.

         E. Subject to the provisions of Clause 13 (B) above, the Lessee shall pay the Lessor, together with the Maintenance Fees, the Value Added Tax applicable to these payments.

         F. To remove any ambiguity, it is hereby agreed that the Lessor shall not be considered the trustee of the Premises and/or the contents thereof for the purpose of the Trustee Act 5727 - 1967.

         G. The Lessee promises to notify the Lessor, as the case may be, immediately and without delay, of any loss, degradation, or damage caused to the Premises or any portion thereof.

         H. Without derogating from the foregoing, the Lessee promises to repair immediately and at its own expense, any damage or degradation for which the Lessee is responsible as provided in Clause 17 A above within seven (7) days of the occurrence.

         I. In the event that the Lessee does not completely fulfill the obligation stipulated in Paragraphs A and H above, the Lessor shall have the right (but is not obligated) to carry out the maintenance and repairs required of the Lessee, and the Lessee shall refund to the Lessor the monies spent immediately upon first request of the Lessor, and pursuant to the terms of such request. Nothing in this Clause shall derogate from the Lessee's duty to perform the repairs in the Premises himself.

         J. The provisions of sub-clauses A - I above are principal and fundamental provisions of this Agreement.

17.      INSURANCE AND LIABILITY

         A. In the relationship between the parties, and without derogating from the Lessee's liability under any law, the Lessee shall be solely liable for any damage caused to any person and/or object and/or property during and as a result of the performance of work on the Premises by the Lessee and/or

[Page 13 continued]



                  any representative thereof, as well as for any damage caused to any person, object and/or property connected with the Lessee's possession of and/or use of the Premises. The Lessee promises to indemnify the Lessor for any damage or financial expense caused to the Lessor as a result of any suit or demand filed against the Lessor as a result of events within the limits of the liability of the Lessee.

                  In any event, the Lessee shall be responsible for returning the Premises to the condition in which it was on the Transfer Date.

         B. Without derogating the aforementioned in Paragraph A above, and without reducing the Lessee's liability and obligations per this Agreement and in accordance with and in addition to the provisions of any law, the Lessee undertakes to purchase and maintain, at its expense, throughout the Term of the lease, the insurance policies set forth below, and in the scope and coverages as defined below.

                  The policies shall be issued by authorized insurance companies in Israel, and the Lessee shall be responsible for paying the premiums in full and on the due date for the entire Lease Period and to meet all its obligations and declarations as follows:

                  (1) Employers Liability - the Lessee shall insure the Lessee's liability to its employees, under any law, with respect to bodily harm to an employee in connection with its work, and as the usual limit at the time the policy is written.

[Page 14]



                  (2) Third Party Liability - to insure the Lessee's liability vis-a-vis any third party, including the Lessee's guests, invitees, customers, the Lessor, and anyone representing the aforementioned. This policy shall provide coverage within appropriate limits of liability to the satisfaction of the Lessor's insurance consultants, liability for injury, loss or damage to body and/or property caused to a third party by the Lessee, the Lessee's property or property under the Lessee's supervision or responsibility, or by any action of the Lessee, its employees and anyone acting under the authority of or for the Lessee within the limits of its legal liability.

                  (3) Property Insurance - insurance of the contents of the Premises, including improvements and investments made therein of any type or kind whatsoever, of equal value. This is to be against the usual risks, including fire, explosion, earthquakes, water damage, aircraft, collisions, strikes, riots, intentional damage, burglary, and glass breakage.

                  (4) For the removal of doubt, regarding the relationship between the Lessee and the Lessor, the Lessee alone shall be liable for any damage or loss to the contents of the Premises and/or the equipment and the installations installed therein by the Lessee. The Lessee shall take out appropriate insurance for the aforesaid contents, the equipment and installations as it shall see fit, to include Property Insurance as stated in Paragraph B 3 above.

                  (5) The Lessee undertakes to present to the Lessor, within 7 days of the latter's demand, confirmations that the aforementioned insurance is in force, without such presentation derogating from the Lessee's liability and obligation, and without imposing on the Lessor any liability or obligation whatsoever.

                  (6) Should the Lessee not fulfill its obligations per this Clause, the Lessor shall have the right, but shall not be obligated, to take out the insurance policies or any portion thereof instead of the Lessee and at the Lessee's expense, and/or to pay any sum in the Lessee's place, without derogating from the Lessor's right to any other relief under any law and/or this Agreement, and the provisions of Clause 19 B of this Agreement shall apply.

                  The Lessee's taking out the aforementioned insurance policies shall not in any way reduce or limit its obligations pursuant to this Agreement, nor release the Lessee from its duty to compensate the Lessor and/or any other person for any damage incurred by them, whether directly or indirectly,

[Page 14 continued]



                  related to the property for which the Lessee is responsible and/or as a result of the Lessee's actions and/or use of the Premises and/or as a result of the Lessee's failure to fulfill the provisions of this Agreement and/or as a result of work done on the Premises by the Lessee. Payment of any insurance compensation to the Lessor shall be used only to reduce the indemnification and/or compensation to which the Lessor shall be entitled, as the case may be, for damage or loss.

         C. Without derogating from the generality of the aforesaid in sub-Clause A above, the Lessee shall be liable for any claims by which the Lessor may be charged as a result of the breach or failure to fulfill the provisions of any law or license by the Lessee or as a result of the Lessee breaching any of its obligations set forth in this Agreement and the Lessee shall indemnify the Lessor for any expense or damage, if any, in that respect.

         D. If at all possible all insurance policies should state that after any payment of compensation by the insurer, the limits of liability shall automatically return to their former state. The Lessee shall be responsible for payment of any additional premium deriving therefrom.

         E. The provisions of sub-clauses A - D above are principal and fundamental provisions of this Agreement.

18.      Transfer and Assignment of Rights

         A. The Lessee shall be entitled to transfer rights and liabilities under this Agreement, or to permit anyone to use the Premises or any part thereof (hereinafter: "the Sublessee"), whether for consideration or not, conditional upon receipt of the Lessor's prior written consent thereto and the advance identification of any Sublessee and subject to the Lessee's continuing to fulfill all of its obligations under this

[Page 15]



                  Agreement, in respect of the entire Premises, including making all of the payments specified in this Agreement regarding the Premises, and the Sublessee shall perform all of the terms of this Agreement that apply to the Lessee, unless the Lessor has given written consent in advance. The Lessor shall not unreasonably withhold its consent.

         B. The Lessor shall be entitled to sell or transfer its rights to the Lot and/or the Building or in any of the units therein, including the Premises and/or its rights under this Agreement, or to transfer or mortgage them without giving prior notice to the Lessee, provided that such does not harm the rights of the Lessee under the provisions of this Agreement and/or any law.

         C. Without derogating from the aforementioned, the Lessor shall be entitled to transfer, assign, alienate and mortgage all of its rights to Lease Fees under this Agreement to any other person and the Lessee shall act in accordance with the written instructions of the Lessor.

         D. The provisions of sub-clauses A - C above are fundamental provisions of this Agreement.

19.      Fundamental Provisions and Liquidated Damages

         A. It is hereby agreed that the provisions of Clauses 6, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 21, 22 are fundamental provisions of this Agreement pursuant to the definition of that term in the Contracts (Remedies for Breach of Contract) Law, 5731-1970. A breach of any one of these provisions shall be considered a fundamental breach of contract pursuant to the definition of that term in the Contracts (Remedies for Breach of Contract) Law 5731-1970.

         B. In the event of a breach of the provisions of Sections 9, 10, 11, 12, 14, 16, 17, 21 of this Agreement, the Lessor shall be entitled, in addition to any other relief or remedy available to it, to compensation which the parties hereby agree upon and set in advance in the sum of the equivalent of 6 months Lease Fees (hereinafter: "Agreed Indemnification"). The Agreed Indemnification shall be linked to the index calculated from the basic index through to the index known on the date of actual payment. The parties hereby declare that the amount of Liquidated Damages was determined by them according to the damage anticipated in the event of a fundamental breach of the Agreement.

         C. Without derogating from the Lessee's obligations under this Agreement, it is hereby agreed that any delay in the payment of Lease Fees and/or any other payment set out in this Agreement shall bear interest for delay in the rate defined in this Agreement, in addition to and without derogating from any other relief or remedy available to the Lessor under this Agreement and/or pursuant to any law.

[Page 15 continued]



20.      Cancelation of Lease and Agreement

         The Lessee hereby agrees and promises that, notwithstanding the provisions of this Agreement regarding the Lease Period, the Lessor shall be entitled, without obligation, to cancel this Agreement, and to evict the Lessee from the Premises with unilateral 14-day advance written notice, provided that the Lessee is granted a seven day opportunity (in addition to the aforementioned 14 days) to remedy the breach in each of the following circumstances:

         A. If the Lessee or anyone acting on its behalf has breached and/or has not fulfilled one of the terms and/or obligations set out in the Fundamental Provisions on time.

         B. If a receiver and/or liquidator (including a temporary receiver and/or liquidator) is appointed over the Lessee and/or its assets, in whole or in part, and/or the Lessee is declared bankrupt, as the case may be, and such appointment and/or declaration is not withdrawn within 30 days of being made.

         C. If one or all of the guarantors is declared bankrupt and/or has left the country and/or liquidators have been appointed to them and/or their assets and the Lessee has not provided another guarantor to the Lessor's satisfaction within 14 days of the occurrence of one of the above events on the Lessee's initiative.

[Page 16]



         D. If the Lessor and/or any of the guarantors is a corporate entity and there is a change in the ownership of the Lessee and/or any of the guarantors, as the case may be, which the Lessor believes will harm its interests under this Agreement and the Lessor has not consented to such in writing within 14 days of being notified of the change. The Lessee undertakes to notify the Lessor of any such change within 7 days of the occurrence of such a change. A "change in ownership," for the purposes of this Clause, shall be a change in ownership of more than 51% of the paid up and issued capital of such corporation.

21.      Vacating the Premises

         A. The Lessee hereby undertakes to vacate the Premises at the end of the Lease Period or upon rescission this Agreement, whichever is the earlier, and as the case may be, and to return the Premises to the Lessor's exclusive possession in the condition that it was in on the Delivery Date, subject to reasonable and acceptable wear and tear.

         B. In addition, and without derogating from the relief and remedies available to the Lessor under the provisions of this Agreement and/or the provisions of any law, the Lessee hereby promises that should it fail to vacate the Premises as stated in sub-Clause A above, it shall pay the Lessor usage fees agreed upon and set in advance in the sum equivalent of three times the daily Lease Fee). This sum shall be linked to the index from the basic index through to the index published on the date the Premises must be vacated pursuant to sub-clause
                  A. above, until the index published on the date of actual payment.

         C. Upon vacating the Premises, the Lessee may take with it all movable appliances, excluding permanent systems, that it placed in the Premises at its expense and which are able to be disassembled (hereinafter: "the Appliances"), provided that the Lessee bears the expense of any repair required due to the aforementioned disassembly in order to restore the Premises to the condition it was in on the Delivery Date as set out in sub-Clause A above. Such repairs shall be completed prior to the end of the Lease Period or prior to cancelation thereof pursuant to this Agreement. If the Lessee fails to disassemble the fixtures or any part thereof as set out above, the Lessor shall be entitled, at its discretion, to demand the disassembly and removal thereof, or, alternatively, to receive title to them without any obligation to pay any indemnification and/or refund. Should the Lessor demand the removal of such fixtures within 7 days of the termination or cancelation of the Lease Period, then, for the purposes of the payment of usage fees as set out in sub-Clause B above, the Lessee shall be deemed not to have vacated the Premises for so long as the Lessee does not disassemble and remove the Fixtures from the Premises

[Page 16 continued]



                  and does not return the Premises to the condition that it was in on the Delivery Date.

         D. The provisions of sub-clauses A - C above are fundamental provisions of this Agreement.

22.      Guaranties

         In guarantee of the performance of all of its obligations under this Agreement, the Lessee shall deposit the following guaranties upon signing this Agreement, as a pre-condition for taking possession of the
         Premises:

         A. An option to be granted to Rotem Local Communications Networks Ltd. (hereinafter: "Rotem"), or to such person as Rotem may instruct, for the purchase of 456 preference shares of NIS
                  1.00 par value each in the Lessee, at an exercise price of
                  1.00 NIS each. The Lessee undertakes that, in the event that an investment is made in the Lessee or shares in the Lessee (excluding options) are allotted at a share price of less than $160 per share, the number of shares as stated above shall be adjusted in such a way as the total value of the shares shall be at least $72,900.

                  A condition of the said deed of option shall be that, upon receipt of notice from the Lessor that one of the events detailed in sub-Clause C below allowing the Lessor to exercise the Guaranties has occurred, the Lessor shall be entitled, immediately and without condition, to exercise the option at the price set forth above. The Lessee undertakes immediately to allot to Rotem or such person as it may instruct in writing, such number of preference shares the total value of which is at least $72,900, or at least 456 shares (even if their value is greater than $72,900).

                  The value of the shares shall be determined in accordance with the share price in the most recent allotment of shares in the Lessee.

[Page 17]

                  The Lessor shall be authorized to review the Lessee's books once every three months. The Lessee shall transfer current reports setting out all investments made in the Lessee, for review by the Lessor.

                  On the date of signing this Agreement, the Lessee shall provide the Lessor with minutes of a meeting of the board of directors of the Lessee approving the issue of the option and the option certificate.

                  The Lessee promises to ensure the maintenance of the rights of the Lessor and of Rotem, or of any person acting on their behalf, under this sub-Clause, at all times and that such shall be mentioned and affirmed in any agreement to which the Lessee is a party and that such shall not be harmed for any reason. In the event of a purchase of more than 50% of the Lessee's assets and/or a merger of the Lessee with another company, the Lessee undertakes to (1) provide a bank guarantee to the Lessor as detailed below, or alternatively, at the Lessee's discretion, (2) to cause the option for the purchase of shares referred to in this Clause above to set out and deal with shares in the company that were purchased or merged with the Lessee as stated above, maintaining the monetary value of the option, viz. $72,900.

                  The Lessee shall be entitled to convert its obligations under the aforementioned Clause, at any time, and in any event shall be required to do so immediately at the end of 3 years from the date of signing of this Agreement, into an unconditional bank guarantee, the form of which shall be approved by the Lessor in writing in advance, and in the NIS equivalent of $72,900 for up to 3 months following the termination of the Lease Term.

                  The Lessor shall return the deed of option to the Lessee in exchange for the bank guaranty as stated, or 3 months after the termination of the Lease Term, whichever is the earlier.

         B. A promissory note, in the NIS equivalent of the Lease Fees for 6 months, viz. NIS [handwritten number: 171,990] (hereinafter:
                  "Promissory Note").

                  The Promissory Note shall be to the order of the Lessor and shall be negotiable. The sum of the Promissory Note shall be linked to the index, from the basic index through to the index known at the time of exercise of the Promissory Note.

                  The date of payment of any Promissory Note shall be left blank and the Lessor may fill in the date of payment at its discretion, in accordance with the terms of this Agreement. The Lessor may also write in any details not set out therein, so as to present it for payment. The Lessee's signature on this Agreement shall constitute its irrevocable permission to fill in the date of payment and any other detail as stated.

                  All Promissory Notes shall be guaranteed by Air Optics Inc.

                  The Promissory Note shall be in the form set out in Appendix E to this Agreement.

 [Page 17 continued]



                  Should the Lessee exercise its right to extend the Lease, the Lessee shall provide the Lessor with a new Promissory Note, on the terms set out above in respect of the extended Lease Term together with notice of exercise of such right, as a precondition of the validity of such notice of exercise, or shall extend the validity of the Promissory Notes already provided to the Lessor. The replacement Promissory Notes or the existing Promissory Note with an attached extension document shall be known hereinafter as "Promissory Notes."

         C. Without derogating from the other provisions of this Agreement, the Lessor shall be authorized to exercise the Promissory Note and/or the Option (hereinafter: "the Guaranties"), in whole or in part, at its election, and upon the giving of 7 days' advance notice, as follows:

                  (1) In the event that the Premises are not vacated on the appointed date, the Lessor shall be authorized to exercise the Guaranties in whole or in part, in such a way that the monies so paid shall be deemed, inter alia, to be Liquidated Damages, as set out in this Agreement.

[Page 18]



                  (2) Should the Lessee fail to make a payment under this Agreement, the Lessor shall be entitled to exercise the Guaranties up to the equivalent sum of the payment owed together with linkage differentials, fines, interest for delay and any other expense incurred by the Lessor.

                           If non-payment constitutes a fundamental breach of this Agreement, the Lessor shall be entitled to exercise the Guaranties in the equivalent sum of the payment owed or the sum of the Agreed Indemnification under this Agreement, whichever is greater.

                  (3) In the event of damage or loss caused to the Premises and/or the contents thereof for which the Lessee is liable, the Lessor shall be entitled to exercise the Guaranties in the sum equivalent to the repair of such. "Repair" may include replacement.

                  Should the Lessee fail to pay the Lease Fees for a particular quarter on time, or does not pay any other sum which it owes under the provisions of this Agreement, on time, the Lessor shall be entitled, but not obligated, to offset any sum paid to it as stated above or any portion thereof, against the sum not paid on time, without derogating from any other relief or remedy available to the Lessor under this Agreement and/or any law.

                  If the Lessee paid the Lease Fees and other payments for which it is liable under this Agreement as required, such payments shall be deemed to have been full, complete and final for the final quarter of the Lease Term (whatever the Lease Fees may be at such time).

         D. The provision of the Security under this Clause shall not constitute a waiver by the Lessor of its right to other relief against the Lessee, whether such relief is set out in the body of this Agreement or is available to the Lessor under any law.

         E. The provisions of sub-clauses A - D above are fundamental provisions of this Agreement.


23.      Customary Ownership - Possession of the Premises by the Lessor

         Without derogating from the validity of the provisions of this Agreement, and in addition to the relief and remedies afforded to the Lessor under this Agreement and/or any law, it is hereby agreed as follows:

         A. At the end of the Lease Period and/or in any event of the expiry or cancelation of this Agreement, whichever is the earlier, the Lessor shall be authorized to treat the Premises or any part thereof in accordance with customary ownership.

[Page 18 continued]

         B. If the Lessee does not vacate the Premises at the end of the Lease Period and/or upon expiration and/or cancelation of this Agreement, whichever is earlier, it shall be deemed to be trespassing on the Premises and any part thereof, from the date on which the Lessee is required to vacate the Premises as aforesaid until it is actually vacated. In such an event, the Lessor shall be entitled and may prevent the Lessee or any person acting on behalf of and/or representing the Lessee from entering the Premises, and may make use of the Premises or any part thereof. For this purpose, the Lessor shall be entitled to and may, inter alia, use reasonable force, change the locks on the Premises, disconnect and/or order the disconnection of electricity, water, telephone, gas, air conditioning, and prevent the Lessee from access and entry, including access and entry to the Building.

24. Liabilities to Discount Bank (Secured Clause, Unalterable without the Bank's Consent as Specified Below)

         A. Pursuant to the Assignment of Debts Law, the Lessor assigns by way of charge to the Israel Discount Bank Ltd. (hereinafter:
                  "the Bank") all of its rights to the Lessee for Lease Fees under to the Lease Agreement and gives an irrevocable order to the Lessee to pay all monies and make all payments owed to the Lessor under the Lease Agreement to account number 344966 at the Ramat Hasharon branch of the Bank only.

[Page 19]



         B. The Lessee is aware that a duplicate or copy of the Lease Agreement shall be delivered to the Bank and that such delivery represents an obligation on its part towards the Bank regarding the rights granted to the Bank as stated in sub-Clause A.

         C. The Lessee is aware that the Bank's rights in the project have preference and priority and no possession and/or other rights in the project and/or the Premises may be transferred without prior written authorization from the Bank.

         D. The Lessee hereby forfeits any existing and/or future right to file caveats in respect of the land on which the Premises is situated in respect of its rights under this Agreement, in whole or in part.

         E. The Lessee declares that it is aware that the Bank holds a first mortgage over the land (subject to the Bank's right of industrial development as specified in the Agreement between the Lessor and the Bank dated July 3, 1995) and that the Bank's right shall prevail over all other, subsequent rights, subject to the provisions of sub-Clause 27A2 of the aforesaid Agreement above between the Lessor and the Bank.

         F. The Lessee undertakes to sign a deed of authorization and agreement to the assignment of the Lessor's rights under this Agreement, in the form required by the Bank.

25.      Option to Purchase Shares in the Lessee

         On the date this Agreement is signed, the Lessee shall provide the Lessor with an Option Note for the purchase of 750 regular shares of the Lessee of NIS 1.00 par value each at an exercise price of $175 per share. This option shall be valid for at least three years from the date this Agreement is signed.

         The Option Note shall stipulate that immediately upon receipt of notice from the Lessor (even after the termination of the Agreement for any reason, and in any event no more than 3 years (subject to the following) from the date of signing of this Agreement), and in return for receipt of payment from the Lessor ($175 for each share), the Lessee, without any further condition, promises to allot to Rotem, or to such person as Rotem may appoint in writing, up to 750 shares of the Lessee pursuant to the amount transferred, at the discretion of Rotem or of such person as Rotem instructs. The payment shall be made in NIS at the representative exchange rate of the US Dollar on the date of payment. In addition, the deed of option shall state that in the event that the Lessee does not take advantage of the provision in sub-Clause 11(E) above allowing it to exit the Agreement, pursuant to the provisions of such Clause, and the Lease Term is extended for more than 3 years, the term of the option to purchase the shares as specified shall be extended for an additional two years. In such a case, the value of the shares shall be 15%

[Page 19 continued]



         less than the share price at the last allotment effected in the Lessee (Last Trading Value), but in any event shall not be less than $175.

         At the time this Agreement is signed, the Lessee shall present the Lessor with minutes of a meeting of the board of directors of the Lessee approving the allotment of the option as aforesaid and the deed of option.

         The Lessee promises to ensure the maintenance of the rights of the Lessor and of Rotem, or of any person acting on their behalf, under this sub-Clause, at all times and that such shall be stated and affirmed in any agreement to which the Lessee is a party and that such shall not be harmed for any reason.

         In any case where a majority of the assets of the Lessee are purchased by any party, or by a merger between the Lessee and any party, or prior to a public offering of the stock of the company, in which the option set out in this Clause has yet to be exercised, the Lessor shall be given prior notice of such events and the Lessor shall be entitled to exercise the Option prior to executing the aforementioned actions.


26.      Miscellaneous

         A. The headings in this Agreement have been inserted for the sake of convenience only and shall not serve for the interpretation of the Agreement.

         B. The Appendices attached to this Agreement constitute an integral part of this Agreement.

    [Page20 - NOTE THAT THE ORIGINAL DOCUMENTS HAD TWO COPIES OF PAGE 20, ONE
         COPY STARTS WITH CLAUSE C AND THE OTHER WITH CLAUSE F]

         C. If either of the Parties to this Agreement has paid any sum to the other Party for which the other Party is liable pursuant the provisions of any law or the provisions of this Agreement, after providing advance written notice of 7 days, the owing Party shall refund the sum so paid to the paying Party, together with interest for delay, from the date of payment by the paying Party through to the date of actual refund by the owing Party.

         D. The Parties elect that Tel Aviv-Jaffa shall be the place of exclusive jurisdiction for the purposes of the provisions of this Agreement.

         E. Any alteration or amendment or alteration to this Agreement or to any of the terms and conditions hereof shall be in writing and signed by both Parties.

         F. The consent of the Lessor to a deviation from any of the conditions of this Agreement shall not constitute a precedent and/or shall not represent a waiver and shall not be deemed a precedent for any similar occurrence.

         G. The Lessee hereby declares that it has been expressly made aware that attorneys Yael Langer and/or Amit Vengrovich and/or Dena Dotan and/or Sharon Rosenzweig represent the Lessor only in this Agreement and this transaction and that the Lessee has the right to be represented by another attorney.

         H.       Stamp fees for this Agreement shall be borne by the Lessee.

         I. The addresses of the Parties for the purposes of this Agreement shall be as set out in the Introduction, and any notice to be delivered pursuant to or in connection with this Agreement shall be in writing and shall be delivered by hand or by registered mail to these addresses. Notwithstanding the foregoing, after this Agreement is signed, the address of the Lessee shall be the address of the Premises. If a notice is sent by registered mail, it shall be deemed to have been received and to be in the possession of the receiving party within 72 hours it is sent to him.

         J. This Agreement is a true reflection of the agreement between the Parties. No representation and/or obligation not expressed in this Agreement shall have any force or effect. Any representation and/or agreement and/or obligation prior to this Agreement is hereby nullified.

         In witness whereof, we have signed hereunder:

         Kaps Pharma Ltd.                       Jolt, Ltd.
         [Illegible Signature]                  [David Medved]
         Kaps Pharma Ltd.                       Jolt, Ltd.

[Page 20 continued]



                           Certification of Attorney

As attorney for Jolt Ltd., Company no. 511573594 (the Lessee), I, the undersigned, Attorney ___________, confirm that Mr. __________ signed this Agreement on behalf of the Lessee, and that such person is authorized by the Lessee to sign this Agreement, and that its signature shall bind the Lessee in respect of every matter connected with this Agreement.

              Attorney:  ________________   Date: _________
              Signature:  _______________

[Page 21]



As the attorney for Kaps-Pharma Ltd., Company no. 510945355 (the Lessor), I, the undersigned, advocate Amit Vengrovich, confirm that Ms. Dalit Brown and Mr. Yiphtach Yifhar signed this Agreement on behalf of the Lessor, and that they are authorized by the Lessor to sign this Agreement, and that their signatures, jointly, shall bind the Lessor in respect of every matter connected with this Agreement.

              Attorney:  Amit Vengrovich             Date: _________
              Signature:  __________________

[Page 22]



                               LIST OF APPENDICES


1.  Appendix A: Drawing of Premises

2.  Appendix B: Premises Technical Specifications

3.  Appendix B1: Specifications of Adjustment Work

3.  Appendix C: Technical Areas of Public Areas

4.  Appendix D: Drawing of Parking Spaces

6.  Appendix E: Insurance Certificate for Premises

[PAGE 23]

APPENDIX B

TECHNICAL SPECIFICATIONS FOR THE PREMISES

1. Central Air Conditioning - Energy Center (cooling via chillers) and preparations for connection to storied air-conditioning.

2.   Working capacity of the floor on each level 500 Kg/m2.

3.   Smooth finished concrete floor.

4.   Plaster covered walls.

5.   Wall color Emulsion Plastic PVA white on the exterior shell.

6.   Double Draycape windows with zylon interior.

7.   Ceramic tiling in the bathrooms to a height of 2.0 meters.

8.   Electrical panels and meters for each floor connected to the Energy Center.

9.   Exterior walls finished with hewn stone.

10.  Three bathroom areas - screen wall finish

11. Two transparent passenger elevators (connecting the parking area with the roof).

12. Two transparent goods elevators (connecting the parking area with the roof).

13.  Open rooftop balconies finished with granolite.

[Page 24]



Name of Company            JOLT, LTD.                     Acc't: 51-157359-4
                -------------------------------------------------------------


                                     MINUTES

                            FROM ANNUAL MEETING HELD
                             ON 12/7/92 IN JERUSALEM

                                       Attending:

                     David Medved                       Yael Medved

                                         Agenda

Elected Meeting Chairman:  Mr. David Medved

a.  Manager's Report

b.  Approval of Financial Report as of 12/31/1991

c.  Election of Managers and determination of their remuneration.

d.  Appointment of Accountant and determination of his remuneration.

e.  Miscellaneous


                                    Decisions

Following the agreement of those attending the Meeting lawfully called and assembled, it has been decided that:

a. to approve the Manager's Report  APPROVED

b. to approve the Financial Report  APPROVED

c. No changes to the composition of the management was made, and their
remuneration shall be determined from time to time.   No Changes

d. Renewal of appointments of Amos Katz & Co, as company accountants Appointment renewed



                                                     David Medved
                                                     Chairman